Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 98.5%

CHINA — 98.5%
3peak, Inc., Class A	546	$13,648
Anker Innovations Technology Co., Ltd., Class A	2,300	29,534
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,940	61,257
Beijing United Information Technology Co., Ltd., Class A	8,175	37,270
Centre Testing International Group Co., Ltd., Class A	9,400	24,084
Contemporary Amperex Technology Co., Ltd., Class A	2,600	72,625
Dongguan Yiheda Automation Co., Ltd., Class A	4,080	19,947
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,593	13,582
Glodon Co., Ltd., Class A	11,460	36,707
Guangdong Kinlong Hardware Products Co., Ltd., Class A	2,800	19,973
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	34,275
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,600	23,760
Hefei Meiya Optoelectronic Technology, Inc., Class A	5,070	14,574
Iflytek Co., Ltd., Class A	2,200	15,322
Jafron Biomedical Co., Ltd., Class A	4,500	13,916
Jiangsu Azure Corp., Class A	9,063	11,321
Kweichow Moutai Co., Ltd., Class A	300	74,404
LONGi Green Energy Technology Co., Ltd., Class A	6,366	23,884
Longshine Technology Group Co., Ltd., Class A	8,500	22,406
Midea Group Co., Ltd., Class A	8,300	63,316
Oppein Home Group, Inc., Class A	1,800	23,724
Ping An Insurance Group Co. of China Ltd., Class A	8,000	53,328
Proya Cosmetics Co., Ltd., Class A	2,408	33,567
Quectel Wireless Solutions Co., Ltd., Class A	2,210	13,820
SF Holding Co., Ltd., Class A	5,000	28,097
SG Micro Corp., Class A	2,310	24,592
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	22,118
Shenzhen Inovance Technology Co., Ltd., Class A	7,250	66,252
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	33,731
Sinocare, Inc., Class A	7,900	27,823
Sungrow Power Supply Co., Ltd., Class A	1,758	21,549
WuXi AppTec Co., Ltd., Class A	3,136	37,269
Yonyou Network Technology Co., Ltd., Class A	9,580	21,887
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	18,420	75,157
		1,108,719
TOTAL INVESTMENTS — 98.5%
(cost $1,222,735)		$1,108,719
Other assets less liabilities — 1.5%		16,481
NET ASSETS — 100.0%		$1,125,200

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the “Manager”) retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.

Portfolio of Investments

September 30, 2023 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30,2023 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks*	$—	$1,108,719	$—	$1,108,719
Total	$—	$1,108,719	$—	$1,108,719

*	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2023.